United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION

Statement of Investments

September 30, 2016

(Unaudited)

COMMON STOCKS 90.7%

Shares		Value
	Banks 6.4%
400,000	Citigroup Inc.	$18,892,000
200,000	JPMorgan Chase & Co.	13,318,000
200,000	Wells Fargo & Company	8,856,000
		41,066,000
	Commercial Services 1.5%
700,000	Heritage-Crystal Clean, Inc. (a)	9,296,000

	Consumer Durables 1.4%
700,000	TRI Pointe Group, Inc. (a)	9,226,000

	Diversified Financial 9.3%
150,000	American Express Company	9,606,000
400,000	The Bank of New York Mellon Corporation	15,952,000
10	Berkshire Hathaway Inc. Class A (a)	2,162,200
290,000	Capital One Financial Corporation	20,830,700
210,000	The Charles Schwab Corporation	6,629,700
200,000	Encore Capital Group, Inc. (a)	4,496,000
		59,676,600

	Diversified Industrial 6.2%
500,000	Brady Corporation Class A	17,305,000
250,000	General Electric Company	7,405,000
80,000	Roper Technologies, Inc.	14,597,600
		39,307,600

	Energy 2.5%
230,000	Murphy Oil Corporation	6,992,000
125,000	Occidental Petroleum Corporation	9,115,000
		16,107,000

	Health Care 6.2%
70,000	Johnson & Johnson	8,269,100
220,000	Medtronic plc	19,008,000
200,000	Merck & Co. Inc.	12,482,000
		39,759,100

	Insurance 21.2%
12,000	AIA Group Ltd. ADR	323,400
21,000	Alleghany Corporation (a)	11,025,420
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	119,380,800
160,000	Progressive Corporation	5,040,000
		135,769,620

Shares		Value
	Media 5.0%
18,000	Cable One, Inc.	$10,512,000
200,000	John Wiley & Sons, Inc. Class A	10,322,000
200,000	Liberty Global plc Class C (a)	6,608,000
170,000	Liberty Global plc LiLAC Class C (a)	4,768,500
		32,210,500

	Metals and Mining 0.3%
150,000	Freeport-McMoRan Inc. (a)	1,629,000

	Real Estate Investment Trusts 2.9%
700,000	Rayonier Inc.	18,578,000

	Retailing 2.9%
13,000	Amazon.com, Inc. (a)	10,885,030
100,000	Tiffany & Co.	7,263,000
		18,148,030

	Semiconductor 9.7%
450,000	Analog Devices, Inc.	29,002,500
880,000	Intel Corporation	33,220,000
		62,222,500

	Software and Services 2.2%
10,000	Alphabet Inc. Class A (a)	8,040,600
100,000	Microsoft Corporation	5,760,000
		13,800,600

	Technology Hardware and Equipment 13.0%
425,000	Coherent, Inc. (a)	46,979,500
310,000	Keysight Technologies, Inc. (a)	9,823,900
300,000	Motorola Solutions, Inc.	22,884,000
467,612	Sonus Networks, Inc. (a)	3,638,021
		83,325,421

	Total Common Stocks (cost $302,993,757)	580,121,971

	SHORT-TERM INVESTMENTS 7.0%

Principal	U.S. Treasury Bills 7.0%
$45,000,000	U.S. Treasury Bills 0.21% - 0.24%, due 10/6/16 – 10/20/16 (d)	44,996,950

	Total Short-term Investments (cost $44,996,950)	44,996,950

	Total Investments (cost $347,990,707) (e)(97.7%)	625,118,921

	Cash, receivables and other assets less liabilities (2.3%)	14,903,798

	Net Assets (100%)	$640,022,719

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940. See Note 4.

(c) Valued based on Level 3 Inputs. See Note 2.

(d) Valued based on Level 2 Inputs. See Note 2.

(e) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2016, the tax cost of investments was $347,990,707. Net unrealized appreciation was $277,128,214 consisting of gross unrealized appreciation and gross unrealized depreciation of $298,577,849 and $21,449,635, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2016 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$460,741,171	-	$119,380,800	$580,121,971
Short-term investments	-	$44,996,950	-	44,996,950
Total investments	$460,741,171	$44,996,950	$119,380,800	$625,118,921

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2015	$113,696,000
Net realized gains and change in net unrealized appreciation of investments included in net increase in net assets resulting from operations	5,684,800
Sales	-
Balance at September 30, 2016	$119,380,800

Unrealized appreciation of Level 3 investments held as of September 30, 2016 increased by $5,684,800 during the nine months ended September 30, 2016, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of September 30, 2016, management used a number of significant unobservable inputs to develop a range of possible values for the investment.  It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.6 – 2.3); price-to-earnings (range: 11.0 – 28.0); and price-to-revenue (range: 0.6 – 1.3). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 7%-8% and a weighted average cost of capital of 9%.  An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three methods described above (with greater weight given to the comparable company approach) was then discounted by 20% and 40% for the lack of marketability, which represents the range of rates management believes market participants would apply.  The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transactions in Plymouth Rock’s shares, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements.  Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2016, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $119,380,800 at September 30, 2016, which was equal to 18.7% of the Corporation’s net assets. The Corporation does not have the right to demand registration of the Plymouth Rock shares.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of Plymouth Rock’s outstanding voting shares. During the nine months ended September 30, 2016, the Corporation received dividends of $2,683,226 from Plymouth Rock. The President of the Corporation is a director of Plymouth Rock.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By:	/s/	Wilmot H. Kidd
President

Date: November 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Wilmot H. Kidd
President

Date: November 3, 2016

By:	/s/	Lawrence P. Vogel
Vice President and Treasurer

Date: November 3, 2016